UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2024

SOLARIS ENERGY INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9651 Katy Freeway, Suite 300 Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 501-3070

(F/K/A SOLARIS OILFIELD INFRASTRUCTURE, INC.)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	“SEI”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on July 9, 2024, Solaris Energy Infrastructure, Inc. (f/k/a Solaris Oilfield Infrastructure, Inc.), a Delaware corporation (“Solaris”) entered into a Contribution Agreement (the “Contribution Agreement”), with Solaris Energy Infrastructure, LLC (f/k/a Solaris Oilfield Infrastructure, LLC), a Delaware limited liability company and a subsidiary of Solaris (“Solaris LLC”), John A. Johnson, an individual resident of the State of Florida, John Tuma, an individual resident of the State of Texas, J Turbines, Inc., a Delaware corporation (“J Turbines”) and KTR Management Company, LLC, a Texas limited liability company (“KTR” and together with J Turbines, the “Contributors”), pursuant to which the Contributors agreed to contribute (the “Contribution”) all of the issued and outstanding equity interests of Mobile Energy Rentals LLC, a Texas limited liability company (“MER”), to Solaris LLC, subject to the terms and conditions set forth therein.

As previously disclosed, on August 30, 2024, Solaris held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, Solaris stockholders voted to approve, among other things, the issuance of 16,464,778 shares of Class B common stock, par value $0.00 per share (“Class B Common Stock”), for the purposes of complying with the applicable provisions of Section 312.03 of the New York Stock Exchange Listed Company Manual, a second certificate of amendment to the Amended and Restated Certificate of Incorporation of Solaris to effect the name change of Solaris from “Solaris Oilfield Infrastructure, Inc.” to “Solaris Energy Infrastructure, Inc.” (the “Solaris Inc. Name Change”), and an amendment to the Solaris Oilfield Infrastructure, Inc.’s Long Term Incentive Plan to increase the number of shares of Solaris Class A common stock, par value $0.01 per share (“Class A Common Stock”), issuable under such plan.

Item 1.01	Entry into a Material Definitive Agreement.

Lock-Up Agreements

On September 11, 2024 (the “Closing Date”), pursuant to Section 2.3(a)(xii) of the Contribution Agreement, Solaris entered into Lock-Up Agreements (the “Lock-Up Agreements”), with each of Sean G. Johnson and C. Ross Bartley.

Each of J Turbines and KTR are also subject to a lock-up under the terms of the Contribution Agreement.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Lock-Up Agreements, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Term Loan Agreement

On the Closing Date, Solaris and certain of its subsidiaries entered into a senior secured term loan agreement (the “Term Loan Agreement”) with Banco Santander, S.A. New York Branch, as administrative agent, Silver Point Finance, LLC, as collateral agent, and the lenders party thereto, pursuant to which the lenders provided term loans in an aggregate original principal amount of $325 million. Solaris used a portion of the proceeds to fund the consummation of its acquisition of MER pursuant to the terms of the Contribution Agreement and to pay transaction costs associated with the Term Loan Agreement and the Contribution Agreement, and expects to use the remaining proceeds to fund capital expenditures and for other corporate purposes.

Borrowings under the Term Loan Agreement bear interest, at Solaris’s option, at a rate equal to either (i) Term SOFR plus an applicable margin or (ii) the Base Rate (each as defined in the Term Loan Agreement) plus an applicable margin. The margin applicable to borrowings under the Term Loan Agreement is 5.00% for Base Rate loans and 6.00% for Term SOFR loans, with adjustments thereto if certain conditions are not met up to an additional 0.25% based on Solaris’s then-current leverage ratio.

The Term Loan Agreement contains certain covenants that Solaris considers customary, including, but not limited to, limitations on Solaris’s and its subsidiaries’ incurrence of additional debt, granting liens, and making dispositions, investments and restricted payments. The Term Loan Agreement also includes financial covenants that require Solaris to maintain, (i) a ratio of consolidated annualized EBITDA minus unfinanced capital expenditures and cash taxes to fixed charges (which include interest payments, principal repayments and the payments of certain dividends and distributions) of at least 1:25 to 1.00 as of the last day of each fiscal quarter, beginning with the fiscal quarter ending September 30, 2025, and (ii) a ratio of consolidated net debt (subject to cash netting limitations) to consolidated annualized EBITDA of not greater than 3.25:1.00 for the fiscal quarters ending September 30, 2025 and December 31, 2025, and not greater than 3.00:1.00 for each fiscal quarter thereafter, in each case, as of the last day of such fiscal quarter.

Borrowings under the Term Loan Agreement are repayable in quarterly installments commencing on September 30, 2025, in an amount equal to 1.25% of the aggregate original principal amount of the term loans (subject to certain adjustments for prepayments). Prior to September 11, 2027, borrowings under the Term Loan Agreement may be voluntarily prepaid subject to the payment of a call protection amount, as further described in the Term Loan Agreement. After September 11, 2027, borrowings under the Term Loan Agreement may be voluntarily prepaid on customary terms without penalty or premium. Solaris is also required to make prepayments with the proceeds of certain indebtedness and upon the issuance of certain equity securities, and beginning with the fiscal quarter ending September 30, 2025, at par with a percentage of excess cash flow (governed by a leverage-based grid, as further described in the Term Loan Agreement). The outstanding amounts under the Term Loan Agreement will mature on September 11, 2029.

To secure borrowings under the Term Loan Agreement, Solaris and its subsidiaries have pledged substantially all of their assets as collateral to the collateral agent for the benefit of the lenders.

Borrowings under the Term Loan Agreement are subject to acceleration upon the occurrence of events of default that Solaris considers customary, including, among others, the failure to pay principal or interest, violation of covenants and default on other indebtedness.

The foregoing description of the terms of the Term Loan Agreement is not complete and is qualified in its entirety by reference to the full text of the Term Loan Agreement attached hereto as Exhibit 10.4 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the Introductory Note above is incorporated into this Item 2.01 by reference.

On the Closing Date, the Contribution was consummated and Solaris LLC received all of the issued and outstanding equity interests of MER (the “Closing”). The aggregate consideration for the Contribution consisted of:

•	approximately $60,000,000 of base cash consideration, adjusted for customary closing balance sheet and transaction adjustments, and subject further to certain post-closing adjustments;

•

the issuance of 16,464,778 units of Solaris LLC (the “Solaris LLC Units”), representing a value of $140,000,000, calculated using the 10-day volume weighted average price of the shares of Class A Common Stock as of the close of business on the trading day immediately preceding execution of the Contribution Agreement, rounded to three decimal place (which was $8.503), and an equal number of Class B Common Stock; and

•	the payoff of approximately $71,000,000 of indebtedness owed to the Contributors with respect to advances made to fund capital expenditures.

The summary description of the terms of the Contribution Agreement, including the description of the Contribution and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Contribution Agreement. A copy of the Contribution Agreement was attached as Exhibit 2.1 to Solaris’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 10, 2024 (the “Signing 8-K”) and is incorporated into this Current Report on Form 8-K and into this Item 2.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

On the Closing Date, Solaris issued 16,464,778 shares of Class B Common Stock to the Contributors and their designated recipients, in the aggregate, as partial consideration for the Contribution as described in Item 2.01 of this Current Report on Form 8-K.

Solaris’s issuance of 16,464,778 shares of Class B Common Stock in connection with the Contribution Agreement was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering. Solaris’s reliance on this exemption from registration is based in part on the following factors: (i) the issuance of the shares was an isolated private transaction that did not involve a public offering; (ii) there were only four recipients; and (iii) representations made by J Turbines, KTR and their designated recipients to support such exemption, including with respect to their respective status as an “accredited investor” (as that term is defined in Rule 501(a) of Regulation D promulgated under Section 4(a)(2) of the Securities Act).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in the Introductory Note above is incorporated into this Item 5.03 by reference.

Amendment to Solaris’s Amended and Restated Certificate of Incorporation

As described under the Introductory Note of this Current Report on Form 8-K, at the Special Meeting, Solaris’s stockholders approved a second amendment (the “Charter Amendment”) to the Amended and Restated Certificate of Incorporation of Solaris, dated May 17, 2017, as amended from time to time, to effectuate the Solaris Inc. Name Change. The Charter Amendment became effective upon its filing with the office of the Secretary of State of the State of Delaware on September 11, 2024.

The Solaris Inc. Name Change additionally became effective with the New York Stock Exchange at the open of business on September 12, 2024 and, at such time, Solaris’s shares of Class A Common Stock began to trade under the new ticker symbol “SEI.” Solaris’s CUSIP Number for its Class A Common Stock will remain the same following the Solaris Inc. Name Change.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Amendment to Solaris’s Amended and Restated Bylaws

In connection with the Solaris Inc. Name Change, on August 30, 2024, the Board of Directors of Solaris (the “Board”) approved a first amendment (the “Bylaws Amendment”) to the Amended and Restated Bylaws of Solaris, adopted as of May 17, 2017, as amended from time to time, to reflect the change in corporate name from “Solaris Oilfield Infrastructure, Inc.” to “Solaris Energy Infrastructure, Inc.” The Bylaws Amendment became effective on September 11, 2024.

The foregoing description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, a copy of which is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Amendment to Solaris LLC’s Second Amended and Restated Limited Liability Company Agreement

On August 30, 2024, the Board, on behalf of Solaris in its capacity as sole managing member of Solaris LLC and the additional members thereto, approved a first amendment (the “Solaris LLCA Amendment”) to the Second Amended and Restated Limited Liability Company Agreement of Solaris LLC, dated as of May 11, 2017, as amended from time to time, to reflect the change in corporate name from “Solaris Oilfield Infrastructure, LLC” to “Solaris Energy Infrastructure, LLC.” The Solaris LLCA Amendment became effective on September 11, 2024.

The foregoing description of the Solaris LLCA Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Solaris LLCA Amendment, a copy of which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Item 7.01.	Regulation FD Disclosure.

On the Closing Date, Solaris issued a press release announcing the Closing. A copy of Solaris’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Additionally, on September 16, 2024, Solaris posted a new investor presentation on its website, www.solaris-energy.com. A copy of the presentation can be reviewed at Solaris’s website by first selecting “Investors Relations,” and then selecting the “View All Events and Presentations” tab. Information on Solaris’s website does not constitute a part of this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

To be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

To be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Second Amendment to the Amended and Restated Certificate of Incorporation of Solaris.

3.2	Amendment to the Amended and Restated Bylaws of Solaris.

10.1	Lock-Up Agreement, dated September 11, 2024, by and between Sean G. Johnson and Solaris.

10.2	Lock-Up Agreement, dated September 11, 2024, by and between C. Ross Bartley and Solaris.

10.3	First Amendment to the Second Amended & Restated Limited Liability Company Agreement of Solaris LLC.

10.4#	Senior Secured Term Loan Agreement, dated as of September 11, 2024, by and among Solaris Energy Infrastructure, LLC, as Borrower, Solaris Energy Infrastructure, Inc., as Parent, the other Obligors party thereto, the Lenders party thereto and Banco Santander, S.A. New York Branch, as Administrative Agent.

99.1	Press Release, dated September 11, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	The exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARIS ENERGY INFRASTRUCTURE, INC.

By:	/s/ Kyle S. Ramachandran
Kyle S. Ramachandran
President and Chief Financial Officer

Date: September 17, 2024